UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 6, 2004

THE MED-DESIGN CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	0-25852	23-2771475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2810 Bunsen Avenue Ventura, California	93003

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(805) 339-0375

(Former Name or Former Address, if Changed Since Last Report)

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Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press Release dated May 6, 2004

Item 12.	Results of Operations and Financial Condition

On May 6, 2004, we issued a press release announcing first quarter 2004 earnings. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MED-DESIGN CORPORATION
(Registrant)

By	Lawrence Ellis

Lawrence Ellis Chief Financial Officer

Dated: May 6, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated May 6, 2004

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